UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2010

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culbreth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 616-0077
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.

Entry into a Material Definitive Agreement.

On November 22, 2010, Global Earth Energy Inc., Inc., a Nevada corporation (the “registrant”) and Reflora do Brasil, a Brazilian corporation (“RDB”) executed that certain Joint Venture Agreement with respect to the registrant acting as a broker on behalf of RDB for the sale by RDB of carbon credits (the “Credits”) relating to certain property located in Brazil (the “Para Property”) as described in Joint Venture Agreement.  The proceeds from the sale of the Credits brokered by the registrant for RDB shall be split as follows: sixty percent of the proceeds shall be distributed to the owners of the Para Property, who are represented by RDB, and forty percent to the registrant.

The term of the Joint Venture Agreement shall be for the life of the project and corresponding crediting periods from the effective date of the Joint Venture Agreement, unless sooner terminated as therein provided, subject to and upon the conditions specified therein.  Either party may terminate the Joint Venture Agreement at anytime for any reason upon 30 days’ prior notice to the other party.  After the date of  termination of the Joint Venture Agreement (“Termination Date”) regardless of terminating party, the registrant shall be entitled to all fees due for sales of Credits completed prior to the Termination Date.

As a result of the Joint Venture Agreement, the registrant issued 72,142,973 shares of its common stock to Strategic Alliance Consulting Group, Ltd., George D. Sinnis, Glenn Sturm, Nelson Mullins Riley & Scarborough LLP, and Raymond F. Barbush III, pursuant to various Joint Venture Compensation Agreements executed on November 22, 2010, as follows:

•

62,642,973 shares to Strategic Alliance Consulting Group, Ltd.;

•

2,000,000 shares to George D. Sinnis;

•

500,000 shares to Glenn Sturm;

•

2,000,000 shares to Nelson Mullins Riley & Scarborough LLP; and

•

5,000,000 shares to Raymond F. Barbush III.

In addition, the registrant agreed to pay the sum of $120,000.00 to Strategic Alliance Consulting Group, Ltd.

Copies of the Joint Venture Agreement and the Joint Venture Compensation Agreements are attached to this report as exhibits.

No Change of Control

As a result of the various Joint Venture Compensation Agreements above described, Strategic Alliance Consulting Group, Ltd., George D. Sinnis, Glenn Sturm, Nelson Mullins Riley & Scarborough LLP, and Raymond F. Barbush III (the “Joint Venture Compensation Stockholders”) will own approximately 40 percent of the issued and outstanding shares of the Global Earth Common Stock, with the remaining approximately 60 percent owned by the current Global Earth stockholders.  However, it should be understood that one stockholder of Global Earth owns 1,000,000 shares of the Global Earth Class B preferred stock which has voting rights equal to 500 shares of the Global Earth Common Stock for every one share of Global Earth preferred stock held, which equates to voting rights of 500,000,000 shares of the Global Earth Common Stock, which amount exceeds the outstanding shares of the Global Earth Common Stock.  Therefore, due to the voting rights contained in the outstanding shares of the Global Earth preferred stock, there will be no change of control in Global Earth.

Except as described herein, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our board of directors and, to our knowledge, no other arrangement exists that might result in a future change of control of Global Earth.  Global Earth, for the foreseeable future, will continue to be a “smaller reporting company,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On date of this report, there were approximately 78,473,156 shares of the Global Earth Common Stock outstanding owned by the Global Earth Stockholders who were not “affiliates” as defined in the Securities Act.  These approximate 78,473,156 shares constituted the “public float” of Global Earth prior to the date of this report and will continue to represent the only shares of the Global Earth Common Stock that are currently eligible for resale under Rule 144.

Prior to the Joint Venture Agreement, there were no material relationships between Global Earth and any of the Joint Venture Compensation Stockholders, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors.

Item 3.02.

Unregistered Sales of Equity Securities.

See Item 1.01, above.

The shares were issued in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act.  The Joint Venture Compensation Stockholders took their securities for investment purposes without a view to distribution and had access to information concerning Global Earth and our business prospects, as required by the Securities Act.  In addition, there was no general solicitation or advertising for the purchase of the shares of Global Earth Common Stock.  Our securities were issued only to an accredited investor and sophisticated investor, as defined in the Securities Act with whom we had a direct personal preexisting relationship, and after a thorough discussion.  Finally, our stock transfer agent has been instructed not to transfer any of such shares, unless such shares are registered for resale or there is an exemption with respect to their transfer.

The Joint Venture Compensation Stockholders who received shares of Global Earth Common Stock were provided with access to the filings of Global Earth with the SEC, including the following:

•

Global Earth’s annual report to stockholders for the most recent fiscal year, the definitive proxy statement filed in connection with that annual report, and, if requested by the Joint Venture Compensation Stockholders in writing, a copy of Global Earth’s most recent Form 10-K under the Exchange Act.

•

The information contained in an annual report on Form 10-K under the Exchange Act.

•

The information contained in any reports or documents required to be filed by Global Earth under sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

•

A brief description of the securities being offered, and any material changes in Global Earth’s affairs that are not disclosed in the documents furnished.

Item 5.01.

Changes in Control of Registrant.

See Item 1.01, above.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
2.1	Joint Venture Agreement between Reflora do Brasil and Global Earth Energy Inc., dated November 22, 2010.
2.2	Joint Venture Compensation Agreement between Strategic Alliance Consulting Group, Ltd. and Global Earth Energy Inc., dated November 22, 2010.
2.3	Joint Venture Compensation Agreement between George D. Sinnis and Global Earth Energy Inc., dated November 22, 2010.
2.4	Joint Venture Compensation Agreement between Glenn Sturm and Global Earth Energy Inc., dated November 22, 2010.
2.5	Joint Venture Compensation Agreement between Nelson Mullins Riley & Scarborough LLP and Global Earth Energy Inc., dated November 22, 2010.
2.6	Joint Venture Compensation Agreement between Raymond F. Barbush III and Global Earth Energy Inc., dated November 22, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2010.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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